CSFB 04-8

Group 3

Pay rules

 1. Pay the NAS priority amount to the 3A4.

 2. Pay, pro-rata, to the 3S1-3S5 and the 3FL1 until retired.

 3. Pay to the 3A1, 3A2, and the 3A3, in that order until retired.

Notes

Pxing Speed = 275 PSA

NAS bonds = 3A4 standard 60 mo lockout. (apply shift to both sched and prepays)

Nas Priority =  (3A4 balance)/ Total Non-PO balance

Floaters:

3FL1 – 1ML + 0.35, 7.5% Cap, 0.35 Floor, 0 day delay, initial libor – 2.00%

Inverse IO’s:

3IN1 --  7.15% + (-1 x  ML), 7.15% Cap, 0.0 Floor, 0 day delay, initial libor – 2.00%

Notional: 3FL1

Settlement = 11/30